BNP PARIBAS

Amendment Agreement

This Amendment Agreement ("**Amendment**"), dated as of December 2, 2021 (the "**Effective Date**") to the Committed Facility Agreement (as amended from time to time, the "**Agreement**"), dated as of December 14, 2020 by and among **Muzinich BDC, Inc.** ("**Customer**"), on the one hand, and BNP PARIBAS PRIME BROKERAGE INTERNATIONAL, LTD. ("**BNPP PB**"), on the other hand.

WHEREAS, the parties to the Agreement desire to amend that agreement pursuant to this Amendment.

NOW, THEREFORE, in consideration of the foregoing promises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, BNPP PB and the Customer agree, and the Agreement hereby is amended, as follows:

1. **Approved Commitment Financing –** As of the Effective Date of this Amendment, the Approved Commitment Financing shall be **$50,000,000.00.**

2. **Miscellaneous**

   (a) Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings specified in the Agreement.

   (b) Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

   (c) Entire Agreement. This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications and prior writings (except as otherwise provided herein) with respect thereto.

   (d) Precedence. In the event of a conflict between any provision of this Amendment and the Agreement, this Amendment prevails.

   (e) Governing Law. This Amendment is governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws doctrine.

   (f) Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original instrument and all of which together will constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first set forth above.

BNP PARIBAS PRIME BROKERAGE INTERNATIONAL, LTD.

By:________________________

Name: Mohamed Adil El Batji

Title: Managing Director

Signature

By:________________________

Name: Robert Lakeman

Title: Managing Director

MUZINICH BDC, INC.

By:________________________

Name: Jeffrey J Youle

Title: CEO